Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Regarding Grants of Equity Awards
Our Compensation and Talent Committee and board of directors generally make equity grants on regularly scheduled dates, which includes grants in March for executive officers and other employees and following our annual meetings of shareholders in June for non-employee
directors. The board of directors or Compensation and Talent Committee may change any regularly scheduled grant date if the board of directors or Compensation and Talent Committee determines that making grants on such date would not be in the company’s best interest. Equity grants may also be made on other dates in connection with new hires, promotions or similar events. During 2024, our Compensation and Talent Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	The board of directors or Compensation and Talent Committee may change any regularly scheduled grant date if the board of directors or Compensation and Talent Committee determines that making grants on such date would not be in the company’s best interest. Equity grants may also be made on other dates in connection with new hires, promotions or similar events.
Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false